Dreyfus BASIC Municipal Money Market Portfolio

ANNUAL REPORT August 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                 Dreyfus BASIC Municipal Money Market Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Municipal Money Market Portfolio, covering the 12-month period from September 1, 1998 through August 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Jill Shaffro McGovern.

When the period began, financial crises in overseas markets produced concerns among investors that economies in the U.S. and abroad might slow. In response, the Federal Reserve Board reduced short-term interest rates in an attempt to stimulate economic growth. Its strategy apparently worked, because signs of renewed economic strength became evident early in 1999, fueling fears that inflationary pressures might re-emerge. The Federal Reserve then reversed course, raising short-term interest rates twice during the summer of 1999 and effectively reversing most of last fall's interest-rate cuts.

Tax-exempt money market yields were also influenced by supply-and-demand factors. Strong economic conditions have curtailed many municipalities' need to borrow over the short term, reducing the available supply of tax-exempt money market securities. Yet, investor demand remained strong from individuals seeking to minimize their tax liabilities. This imbalance helped constrain the rise of tax-exempt money market yields relative to taxable money market yields during the first eight months of 1999.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC Municipal Money Market Portfolio

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

September 14, 1999




DISCUSSION OF PERFORMANCE

Jill Shaffro McGovern, Portfolio Manager

How did Dreyfus BASIC Municipal  Money Market Portfolio perform?

For the 12-month period ended August 31, 1999, the portfolio produced a tax-exempt yield of 2.86%. Taking into account the effects of compounding, the portfolio provided an effective yield of 2.90%.(1) The fund provided a total return of 2.90%(2) compared to the Lipper Tax-Exempt Money Market Funds category average return of 2.63% over the same period.(3)

What is the portfolio's investment approach?

Our goal is to seek a high level of federally tax-exempt income while maintaining a stable $1.00 share price. We are especially vigilant in our efforts to preserve capital.

To achieve this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments. Second, we actively manage the portfolio's average maturity in anticipation of interest rate trends and supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply as many states and municipalities currently issue short-term debt, we may decrease the average maturity of the fund to enable it to purchase new securities with higher yields. That' s because yields tend to rise if many issuers are competing for investor interest. New securities are generally issued with maturities in the one-year range, which will lengthen the fund's average maturity. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio's average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest rate trends and future supply-demand considerations.

                                  The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, the Federal Reserve Board and other central banks moved quickly to soften the effects of weakening foreign economies and sustain domestic economic growth. They did so by reducing key short-term interest rates, which was intended to help boost economic activity and to ease less accommodative financial conditions domestically. An additional consequence was lower yields on money market securities.

The Federal Reserve Board's strategy was apparently successful: evidence emerged in 1999 that economies in Japan and Southeast Asia had begun to recover, and the growth of the U.S. economy was stronger than most analysts expected. In the United States, consumer confidence was at a 30-year high, and employment was strong, with hourly wages rising.

This positive economic news raised concerns among fixed-income investors that inflation pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall's rate cuts. Because the market anticipated this change in monetary policy in the weeks before it was announced, short-term, tax-exempt yields rose during the second quarter.

Tax-exempt money market yields did not rise as much as comparable taxable yields, primarily because many states and municipalities throughout the country have enjoyed higher tax revenues during this period of economic prosperity. As a result, many of these government entities have had little need to borrow in order to satisfy their short-term obligations. The relative lack of supply amid steady investor demand helped constrain the rise of short-term, tax-exempt yields.


What is the portfolio's current strategy?

We have continued to focus on very high-quality, liquid money market instruments from a wide array of issuers. Some of the most frequently used instruments include Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer term municipal bonds. Because VRDNs can be redeemed at the buyer's option after either one day or seven days, they afford the fund a high degree of liquidity as well as high credit quality. Accordingly, as of August 31, much of the portfolio was composed of VRDNs. The remainder was comprised primarily of tax-exempt commercial paper and tax-exempt notes

As of August 31, the portfolio's average maturity was at 58 days. Our strategy has been to retain the flexibility we need to capture competitive yields while remaining capable of responding quickly to changing market conditions. We are looking forward to the expected relatively heavy issuance of short-term, tax-exempt securities by issuers in Texas, New Jersey and California. As we move into the fourth quarter we will attempt to shorten the fund's average maturity while waiting for further clarification of Fed policy.

September 14, 1999

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

(2) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                  The Portfolio

STATEMENT OF INVESTMENTS (STATEMENT OF INVESTMENTS

August 31, 1999

CONTINUED)

                                                                                            Principal
TAX EXEMPT INVESTMENTS--99.5%                                                                Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--4.8%

California Higher Education Loan Authority Inc.,
  Student Loan Revenue

   3.55%, Series C, 7/1/2000
   (LOC; Student Loan Marketing Association)                                                 19,000,000               19,000,000

California School Cash Reserve Program Authority

   4%, Series A, 7/3/2000 (Insured; AMBAC)                                                   10,000,000               10,072,956

COLORADO--2.5%

Colorado Student Obligation Bond Authority,
  Student Loan Revenue, VRDN

   3.35%, Series A (LOC; Student Loan Marketing Association)                                 15,000,000  (a)          15,000,000

DISTRICT OF CLOUMBIA--1.6%

District of Columbia, TRAN 3.75%,
  Series B, 9/30/1999 (LOC: Canadian Imperial Bank of

   Commerce, Morgan Guaranty Trust Co. and Societe Generale)                                 10,000,000               10,005,027

FLORIDA--3.2%

Pinellas County Health Facility Authority, Revenue,
  Refunding, VRDN (Pooled Hospital Loan Program)

   3.05% (Insured; AMBAC and Liquidity Facility; Sun Bank)                                    4,500,000  (a)           4,500,000

Sunshine Governmental Finance Commission, Revenue, CP

  3.40%, Series B, 10/13/1999 (Insured; AMBAC and
  Liquidity Facility: Toronto-Dominion Bank and

   Union Bank of Switzerland)                                                                15,000,000               15,000,000

GEORGIA--6.9%

Fulton County School District, Construction Sales,
   TAN 3.25%, 12/31/1999                                                                     10,000,000               10,007,062

Gwinnett County School District,
   Construction Sales 3.50%, 12/31/1999                                                      11,800,000               11,818,533

Savannah Economic Development Authority,
   Exempt Facility Revenue, VRDN (Home Depot Project)

   3.40%, Series A (Corp. Guaranty; Home Depot)                                              20,000,000  (a)          20,000,000

ILLINOIS--5.5%

City of Chicago 2.85%, 10/28/1999
   (LOC; Morgan Guaranty Trust Co.)                                                          10,000,000               10,000,000

Chicago Midway Airport, Revenue, VRDN (Second Lien)

   3.10%, Series B (Insured; MBIA and LOC; Commerzbank)                                       5,500,000  (a)           5,500,000

Illinois Health Facilities Authority, Revenue,
   VRDN (Northwestern Memorial Hospital)

   2.95% (LOC; Northern Trust Co.)                                                            6,000,000  (a)           6,000,000

Madison County, Environmental Improvement Revenue, VRDN

   3.05%, Series A (Corp. Guaranty; Shell Oil Co.)                                           12,000,000  (a)          12,000,000


                                                                                             Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INDIANA--4.4%

Indiana Bond Bank Advance Funding Program
   3.50%, Series A-2, 1/19/2000                                                              10,000,000               10,009,774

Indiana Secondary Market Educational Loans Inc.,
   Education Loan Revenue, VRDN

   3.35%, Series B (Insured; AMBAC and LOC;
   Student Loan Marketing Association)                                                        7,000,000  (a)           7,000,000

Petersburg, SWDR, VRDN (Indiana Power and Light Co. Project)

   3.35% Series A (Corp. Guaranty;
   Indiana Power and Light Co.)                                                              10,000,000  (a)          10,000,000

IOWA--2.4%

Louisa County, PCR, Refunding, VRDN
   (Midwest Power System Inc. Project) 3.35%                                                 14,900,000  (a)          14,900,000

KENTUCKY--5.5%

City of Carroll, Collateralized Solid Waste
  Disposal Facilities Revenue, VRDN

   (Utilities Co. Project) 3.10%, Series A                                                   23,700,000  (a)          23,700,000

Kentucky Association of Counties Advance Revenue
   Cash Flow Borrowing Program, COP, TRAN

   4%, 6/30/2000                                                                             10,000,000               10,043,997

LOUISIANA--9.5%

Ascension Parish, Revenue, VRDN (B.A.S.F. Corp. Project)

   3% (Corp. Guaranty; B.A.S.F. Corp.)                                                        7,000,000  (a)           7,000,000

East Baton Rouge Parish, PCR, Refunding,
   VRDN (Exxon Project)

   2.80% (Corp. Guaranty; Exxon Corp. and
   Liquidity Facility; Credit Suisse)                                                         5,400,000  (a)           5,400,000

New Orleans Aviation Board, VRDN
   (Passenger Facility Charge Projects)

   3.50% (LOC: Banque Paribas and Canadian
   Imperial Bank of Commerce)                                                                11,000,000  (a)          11,000,000

Plaquemines Parish, Environmental Revenue, Refunding, VRDN

   (British Petroleum Exploration and Oil)
   3.05% (Corp. Guaranty; British Petroleum)                                                  6,200,000  (a)           6,200,000

Plaquemines Port, Harbor and Terminal District,
   Port Facilities Revenue

   (International Marine Terminal Project)

   3%, Series B, 3/15/2000 (LOC; Morgan Guaranty Trust Co.)                                   5,775,000                5,775,000

West Baton Rouge Parish Industrial District Number 3,
   Revenue, VRDN

   (Dow Chemical Co. Project) 3.15%, Series A
   (Corp. Guaranty; Dow Chemical Co.)                                                        22,600,000  (a)          22,600,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MARYLAND--2.8%

Maryland Community Development Administration,
  Department Housing and Community Development

   (Residential) 3.15%, Series B, 1/14/2000                                                  17,000,000               17,000,000

MICHIGAN--1.5%

Grand Rapids Economic Development Corporation,
  Revenue, VRDN

   (Amway/Grand Plaza Hotel Facility # 1) 3.25%
   (LOC; Old Kent Bank and Trust)                                                             4,000,000  (a)           4,000,000

Michigan Higher Education Student Loan Authority,
   Revenue, VRDN

   3.30%, Series XII-F (Insured; AMBAC and
   Liquidity Agreement; Sumitomo Bank)                                                        5,000,000  (a)           5,000,000

MINNESOTA--2.3%

Minnesota Higher Education Coordinating Board,
  Revenue, VRDN

   3.30% (LOC; Norwest Bank of Minnesota)                                                    14,000,000  (a)          14,000,000

MISSOURI--2.5%

Missouri Higher Education Loan Authority,
  Student Loan Revenue, Refunding, VRDN

   3.50%, Series B (Insured; MBIA and SBPA;
   NMB Post Bank Group)                                                                       9,500,000  (a)           9,500,000

St. Louis General Fund, Revenue, TRAN 4%, 6/30/2000                                           6,000,000                6,036,061

NEW HAMPSHIRE--3.0%

State of New Hampshire Business Finance Authority,
  PCR, CP (New England Power Co. Project)

   3.40%, Series A, 10/26/1999
   (Corp. Guaranty; New England Power Co.)                                                   18,000,000               18,000,000

NEW MEXICO--1.7%

State of New Mexico, TRAN 4%, 6/30/2000                                                      10,000,000               10,061,679

NEW YORK--3.9%

Long Island Power Authority, Electric Systems Revenue:

   CP 3.30%, Sub-Series 3, 10/12/1999
   (LOC: Bayerische Landesbank and Westdeutsche Landesbank)                                  10,000,000               10,000,000

      VRDN 2.70%, Sub-Series 5 (LOC: ABN-Amro Bank
      and Morgan Guaranty Trust Co.)                                                         13,700,000  (a)          13,700,000

NORTH CAROLINA--.8%

Wake County Industrial Facility and Pollution Control
  Financing Authority, Revenue, VRDN

   (Carolina Power and Light Co. Project)
   3.20% (LOC; First Union National Bank)                                                     5,130,000  (a)           5,130,000


                                                                                             Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO--6.0%

Montgomery County, HR, CP (Miami Valley Hospital)

   3.35%, Series B, 10/22/1999
   (Liquidity Facility; Morgan Guaranty Trust Co.)                                           15,000,000             15,000,000

Ohio Housing Finance Agency, Mortgage Revenue

   (Residential) 3.05%, Series A-2, 3/1/2000                                                 14,000,000             14,000,000

Summit County, BAN 3.80%, Series A, 6/1/2000                                                  7,510,000              7,542,675

OKLAHOMA--.7%

Oklahoma Housing Finance Agency,
  SFMR (Homeownership Loan Program)

   3.50%, 9/1/1999 (Insured; FGIC)                                                            4,440,000              4,440,000

OREGON--1.3%

Oregon Housing and Community Services Department, SFMR

   3.45%, Series G, 6/29/2000                                                                 8,110,000              8,110,000

PENNSYLVANIA--2.5%

Allegheny County Hospital Development Authority,
  HR (South Hills Health System)

   3.15%, 4/1/2000 (LOC; PNC Bank of Ohio)                                                    8,000,000              8,000,000

Pennsylvania Energy Development Authority,
   Energy Development Revenue, VRDN

   (B & W Ebensburg Project) 3.30% (LOC; Landesbank Hessen)                                   7,540,000  (a)         7,540,000

TENNESSEE--1.6%

Sevier County Public Building Authority,
  Local Government Public Improvement, VRDN

   3.25%, Series III-C-5 (Insured; AMBAC and LOC;
   Landesbank Hessen)                                                                        10,000,000  (a)        10,000,000

TEXAS--15.3%

Brazos River Harbor Navigation District, Harbor Revenue,
  VRDN (Dow Chemical Co. Project)

   3.15% (Corp. Guaranty; Dow Chemical Co.)                                                  22,300,000  (a)        22,300,000

El Paso Industrial Development Authority Inc., IDR,
   VRDN (El Paso School District Limited Project)

   3.30% (LOC; Chase Manhattan Bank)                                                          2,400,000  (a)         2,400,000

Gulf Coast Industrial Development Authority,
   SWDR, VRDN (Citgo Petroleum Project)

   3.10% (LOC; Wachovia Bank of Georgia)                                                      9,000,000  (a)         9,000,000

Gulf Coast Waste Disposal Authority,
   SWDR, VRDN (Amoco Oil Co. Project)

   3.05% (Corp. Guaranty; Amoco Credit Corp.)                                                15,300,000  (a)        15,300,000

North Texas Higher Education Authority Inc.,
   Student Loan Revenue, Refunding, VRDN

   3.35%, Series A (LOC; Student Loan Marketing Association)                                 10,500,000  (a)        10,500,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Panhandle Plains Higher Education Authority Inc.,
  Student Loan Revenue, VRDN

   3.30%, Series A (LOC; Student Loan Marketing Association)                                 26,000,000  (a)          26,000,000

Port Development Corporation,
   Marine Terminal Revenue, VRDN

   (Pasadena Terminal Co. Inc., Project)
   3.45% (LOC; ABN-Amro Bank)                                                                 2,420,000  (a)           2,420,000

State of Texas, TRAN 4.50%, Series A, 8/31/2000                                               5,000,000                5,038,550

UTAH--4.4%

Intermountain Power Agency, Power Supply Revenue, CP

  3.20%, 9/16/1999
  (Insured; AMBAC, Liquidity Facility; Morgan Guaranty Trust Co.

   and LOC; Morgan Guaranty Trust Co.)                                                        9,000,000                9,000,000

Utah Board of Regents, Student Loan Revenue,
   Refunding, VRDN

   3.35%, Series A (LOC; Student Loan
   Marketing Association)                                                                    17,500,000  (a)          17,500,000

VIRGINIA--2.9%

Richmond Industrial Development Authority, Revenue, VRDN

  (Cogentrix of Richmond Project):

      3.35% Series A (LOC; Banque Paribas)                                                    8,300,000  (a)           8,300,000

      3.35% Series B (LOC; Banque Paribas)                                                    6,000,000  (a)           6,000,000

      Exempt Facilities 3.35%, Series A (LOC; Banque Paribas)                                 3,400,000  (a)           3,400,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $606,751,314)                                                             99.5%              606,751,314

CASH AND RECEIVABLES (NET)                                                                          .5%                2,780,571

NET ASSETS                                                                                       100.0%              609,531,885


Summary of Abbreviations

AMBAC         American Municipal Bond                                PCR           Pollution Control Revenue

                  Assurance Corporation                              SBPA          Standby Bond Purchase

BAN           Bond Anticipation Notes                                                 Agreement

COP           Certificate of Participation                           SFMR          Single Family Mortgage Revenue

CP            Commercial Paper                                       SWDR          Solid Waste Disposal Revenue

FGIC          Financial Guaranty Insurance Company                   TAN           Tax Anticipation Notes

HR            Hospital Revenue                                       TRAN          Tax and Revenue Anticipation
IDR           Industrial Development Revenue                                          Notes

LOC           Letter of Credit                                       VRDN          Variable Rate Demand Notes
MBIA          Municipal Bond Investors
                  Assurance Insurance Corporation

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
-----------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 98.6

AAA/AA(b)                        Aaa/Aa(b)                       AAA/AA(b)                                         1.4

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                  The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

August 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           606,751,314   606,751,314

Cash                                                                  3,961,385

Interest receivable                                                   4,051,213

Prepaid expenses                                                         18,382

                                                                    614,782,294
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           154,972

Payable for investment securities purchased                           5,038,550

Accrued expenses and other liabilities                                   56,887

                                                                      5,250,409
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      609,531,885
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     609,659,093

Accumulated net realized gain (loss) on investments                   (127,208)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      609,531,885
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)       609,659,093

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     20,550,651

EXPENSES:

Management fee--Note 2(a)                                            3,105,954

Shareholder servicing costs--Note 2(b)                                 420,400

Custodian fees                                                          63,082

Registration fees                                                       50,351

Professional fees                                                       40,968

Directors' fees and expenses--Note 2(c)                                 11,552

Prospectus and shareholders' reports                                    10,315

Miscellaneous                                                           11,021

TOTAL EXPENSES                                                       3,713,643

Less--reduction in management fee due to

   undertaking--Note 2(a)                                             (917,721)

NET EXPENSES                                                         2,795,922

INVESTMENT INCOME--NET                                              17,754,729
-------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                    530

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               17,755,259

SEE NOTES TO FINANCIAL STATEMENTS.

                                  The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                              Year Ended August 31,
                                             ----------------------------------

                                                     1999                 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         17,754,729           20,842,818

Net realized gain (loss) from investments             530              (12,147)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   17,755,259           20,830,671
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (17,754,729)          (20,842,818)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share) ($):

Net proceeds from shares sold                511,053,083           562,832,805

Dividends reinvested                          16,884,847            19,675,953

Cost of shares redeemed                     (533,875,712)         (650,589,800)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (5,937,782)          (68,081,042)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (5,937,252)          (68,093,189)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                          615,469,137           683,562,326

END OF PERIOD                                609,531,885           615,469,137

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                     Year Ended August 31,
                                                                 -----------------------------------------------------------

                                                                 1999        1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00        1.00         1.00         1.00        1.00

Investment Operations:

Investment income--net                                            .029        .033         .033         .034        .037

Distributions:

Dividends from investment income--net                            (.029)      (.033)       (.033)       (.034)      (.037)

Net asset value, end of period                                   1.00        1.00         1.00         1.00         1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.90        3.31         3.31         3.42         3.80
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45         .45         .45           .38          .14

Ratio of net investment income

   to average net assets                                         2.86        3.26        3.26          3.40         3.73

Decrease reflected in above expense ratios

   due to undertakings by the Manager                             .15         .17         .15           .22          .45
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         609,532     615,469     683,562       804,257    1,099,434

SEE NOTES TO FINANCIAL STATEMENTS.

                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio' s investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the portfolio's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings credits of $45,372 during the period ended August 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $128,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $1,700 of the carryover expires in fiscal 2001, $2,000 expires in fiscal 2002, $50,300 expires in fiscal 2003, $36,000 expires in fiscal 2004, $25,000 expires in fiscal 2005, $1,000 expires in fiscal 2006 and $12,000 expires in fiscal 2007.

At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $917,721 during the period ended August 31, 1999.

(b) Under the Shareholder Services Plan, the portfolio reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 1999, the portfolio was charged $324,307 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 1999, the portfolio was charged $60,604 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus BASIC Municipal Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Portfolio at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

October 4, 1999

                                  The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 1999 as "exempt-interest dividends" (not generally subject to regular Federal income tax).


                                                           For More Information

                        Dreyfus BASIC Municipal Money Market Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

100 Church Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  122AR998